EXHIBIT 10(B)

                              WARRANTY BILL OF SALE

         THIS WARRANTY BILL OF SALE dated as of March 5, 1998 (the "Bill of Sale") is given by Gator Telecom, Inc., a Florida corporation ("Grantor"), to Guardian International, Inc., a Nevada corporation ("Grantee").

                                    RECITALS

         A. Grantor, Grantee, Dan Lawrence and Cindy Lawrence have entered into an Asset Purchase Agreement (the "Asset Agreement") dated as of March 5, 1998 which provides, among other things, for the assignment and transfer of the Acquired Assets from Grantor to Grantee.

         B. Capitalized terms not otherwise defined in this Bill of Sale shall have the meanings given to them in the Asset Agreement.

                                  BILL OF SALE

         1. Grantor hereby sells, transfers and delivers to Grantee and Grantee's legal representatives, successors and assigns the Acquired Assets.

         2. Grantor represents and warrants as follows:

                  (a)      Grantor is the lawful owner of the Acquired Assets;

                  (b) The Acquired Assets are free from all encumbrances except as specified in this Bill of Sale;

                  (b) Grantor has an unfettered right to sell the Acquired Assets; and

                  (c) Grantor will defend the sale of the Acquired Assets to the Grantee and its legal representatives, successors and assigns against the lawful claims and demands of all Persons.

         3. Except as expressly set forth herein, the Acquired Assets are sold, transferred and delivered in "As Is" condition and Grantor makes no warranties regarding the Acquired Assets and expressly disclaims all warranties of merchantability or fitness for a particular purpose.


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         IN WITNESS WHEREOF, the Grantor has executed this Warranty Bill of Sale as of the day and year first written above.

In the presence of:

                                                GATOR TELECOM, INC.

/s/ DANIA BLANKENSHIP
-----------------------
Name: Dania Blankenship                         By: /s/ DAN LAWRENCE
                                                    ----------------------------
                                                    Dan Lawrence, President

/s/ JOSEPH ECKEBRECHT
-----------------------
Name: Joseph Eckebrecht

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

         On this 9 day of March, 1998, before me personally appeared Dan Lawrence, as President of Gator Telecom, Inc., who is personally known to me or produced a driver's license as identification, and he acknowledged before me that he executed the above Warranty Bill of Sale, in his capacity as President of Gator Telecom, Inc., as his free act and deed and that he did take an oath.

                                                /s/ JAMES SHEPPARD
                                                --------------------------------
                                                Notary Public
                                                Printed Name: James W. Sheppard
                                                My Commission Expires: 3/10/98